SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2001

Northland Cable Television, Inc.

(Exact name of registrant as specified in charter)

State of Washington	333-43157	91-1311836

(State or other jurisdiction of of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

AND SUBSIDIARY GUARANTOR:

Northland Cable News, Inc.

(Exact name of registrant as specified in its charter)

State of Washington	91-1638891

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1201 Third Avenue, Suite 3600 Seattle, Washington	98101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 621-1351

Item 2. Disposition of Assets
Item 7. Financial Statements and Exhibits
PRO FORMA STATEMENT OF OPERATIONS
NOTES TO PRO FORMA FINANCIAL STATEMENTS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.25

NORTHLAND CABLE TELEVISION, INC.

Item 2.	Disposition of Assets

On December 21, 2001, Northland Cable Television, Inc. (the “Registrant”) sold the operating assets and franchise rights of its cable systems in or around the communities of Bainbridge Island, Kingston, Hansville and certain unincorporated areas of Kitsap County, all in the state of Washington (the “Bainbridge System”). The system was sold at a price of $19,680,000 of which the Company received approximately $18,309,000 at closing. The sales price was adjusted at closing for the proration of certain revenues and expenses and $1,000,000 was held in escrow for six months from the date of sale. Substantially all of the proceeds were used to pay down amounts outstanding under the Company’s Senior Credit Facility.

The cable television systems represent approximately 6,450 basic subscribers or approximately 5.3% of the Registrants total basic subscribers served. For the nine months ended September 30, 2001, the systems sold represented approximately 5.7% of total revenues and approximately 5.2% of operating cash flow of the Registrant.

The sale was made pursuant to an unsolicited offer by TCI Cable Partners of St.Louis, L.P. which was formalized in an Asset Sale Agreement dated October 25, 2001. Based on the offer made by TCI Cable Partners of St.Louis, L.P., management determined that acceptance would be in the best economic interest of the Company. The sale was not a result of declining or deteriorating operations nor was it necessary to create liquidity or reduce outstanding debt. It is the opinion of management that the Registrant could have continued existing operations and met all obligations as they became due.

		Sequentially
		Numbered
		Page

Item 7.	Financial Statements and Exhibits Financial Statements, Pro Forma

(b)	Pro Forma Financial Statements

	Introduction	5

	Unaudited Balance Sheet at September 30, 2001	6

	Unaudited Pro Forma Statement of Operations For the Nine Months Ended September 30, 2001	7

	Unaudited Pro Forma Statement of Operations For the Year Ended December 30, 2000	8

	Notes to the Unaudited Financial Statements	9

(c)	Exhibits

	Asset Purchase and Sale Agreement between Northland Cable Television, Inc. and TCI Cable Partners of St. Louis L.P.

NORTHLAND CABLE TELEVISION, INC. AND SUBSIDIARY

PRO FORMA FINANCIAL STATEMENTS
(Unaudited)
SEPTEMBER 30, 2001

NORTHLAND CABLE TELEVISION, INC. AND SUBSIDIARY

PRO FORMA FINANCIAL STATEMENTS
(Unaudited)
SEPTEMBER 30, 2001

     The accompanying unaudited pro forma financial statements for the year ended December 31, 2000 and nine months ended September 30, 2001, have been prepared to present the effect of the sale by Northland Cable Television, Inc. of substantially all of the Bainbridge System operating assets and franchises to TCI Cable Partners of St. Louis, L.P.

     The pro forma statements reflect the disposition as of September 30, 2000 for balance sheet purposes and as if such disposition had occurred on January 1, 2000 for income statement purposes.

     The pro forma financial statements have been prepared by Management and based upon the historical financial statements of the Company. Pro forma adjustments are described in the accompanying notes. The Pro Forma Statements of Operations may not be indicative of the results of operations that actually would have occurred if the transactions had been in effect as of the beginning of the respective periods nor do they purport to indicate the results of future operations of the Company. The pro forma financial statements should be read in conjunction with the audited and unaudited financial statements and notes thereto of Northland Cable Television, Inc., as previously reported in the Company’s Form 10-K for the year ended December 31, 2000 and Form 10-Q for the nine months and three months ended September 30, 2001.

NORTHLAND CABLE TELEVISION, INC. AND SUBSIDIARY
(A wholly owned subsidiary of Northland Telecommunications Corporation)
CONSOLIDATED CONDENSED BALANCE SHEET
(Unaudited)
SEPTEMBER 30, 2001

	As reported	After Sale

	Northland Cable	Pro Forma		Pro Forma
	Television, Inc.	Adjustments		Combined

ASSETS Current Assets:

Cash	$5,583,201	(475	) (1a)	$5,582,726

Due from affiliates	1,287,746			1,287,746

Accounts receivable	2,193,077	(81,390	) (1a)	2,111,687

Note receivable	—	1,000,000	(1a)	1,000,000

Prepaid expenses	772,832	(10,544	) (1a)	762,288

Total current assets	9,836,856	907,591		10,744,447

Investment in Cable Television Properties:

Property and equipment, net of accumulated	60,043,629	(3,483,540	) (1a)	56,560,089

Intangible assets, net of accumulated	67,775,317	(3,173,466	) (1a)	64,601,851

Total investment in cable television properties	127,818,946	(6,657,006)		121,161,940

Total assets	$137,655,802	$(5,749,415)		$131,906,387

LIABILITIES AND SHAREHOLDER’S DEFICIT Current Liabilities:

Accounts payable	120,271	—		120,271

Accrued expenses	9,550,587	(5,411	) (1a)	9,545,176

Converter deposits	149,426	—		149,426

Subscriber prepayments	1,807,138	(43,055	) (1a)	1,764,083

Due to affiliates	823,957	—		823,957

Interest rate derivative	2,096,568	—		2,096,568

Note payable to affiliate	3,670,254	—		3,670,254

Total current liabilities	18,218,201	(48,466)		18,169,735

Notes payable	185,540,000	(18,308,818	) (1a)	167,231,182

Total liabilities	203,758,201	(18,357,284)		185,400,917

Shareholder’s Deficit:

Common stock (par value $1.00 per share, authorized 50,000 shares; 10,000 shares issued and outstanding) and additional paid-in capital	12,310,527	—		12,310,527

Accumulated deficit	(78,412,926)	12,607,869	(1a)	(65,805,057)

Total shareholder’s deficit	(66,102,399)	12,607,869		(53,494,530)

Total liabilities and shareholder’s deficit	$137,655,802	$(5,749,415)		$131,906,387

         The accompanying notes are an integral part of these balance sheets.

NORTHLAND CABLE TELEVISION, INC. AND SUBSIDIARY
(A wholly owned subsidiary of Northland Telecommunications Corporation)
PRO FORMA STATEMENT OF OPERATIONS
(Unaudited)
NINE MONTHS ENDED SEPTEMBER 30, 2001

	As reported	After Sale

	Northland Cable	Pro Forma		Pro Forma
	Television, Inc.	Adjustments		Combined

Revenues:
Service revenues	$46,384,483	$(2,653,783	)(1b)	$43,730,700

Expenses:
Cable system operations	16,333,213	(1,011,994	)(1b)	15,321,219
General and administrative	7,426,397	(451,403	)(1b)	6,974,994
Management fees paid to parent	2,319,224	(132,689	)(1b)	2,186,535
Depreciation and amortization	15,370,850	(664,310	)(1c)	14,706,540

Total operating expenses	41,449,684	(2,260,396)		39,189,288

Income from operations	4,934,799	(393,387)		4,541,412
Other income (expense):
Interest expense	(13,790,081)	1,289,399	(1d)	(12,500,682)
Other, net	(2,661,670)	—		(2,661,670)

	(16,451,751)	1,289,399		(15,162,352)

Net loss before cumulative effect of change in accounting principle	(11,516,952)	896,012		(10,620,940)

Cumulative effect of change in accounting principle	689,000	—		689,000

Net Loss	$(10,827,952)	$896,012		$(9,931,940)

The accompanying notes are an integral part of these statements.

NORTHLAND CABLE TELEVISION, INC. AND SUBSIDIARY
(A wholly owned subsidiary of Northland Telecommunications Corporation)
PRO FORMA STATEMENT OF OPERATIONS
(Unaudited)
FOR THE YEAR ENDED DECEMBER 31, 2000

	As reported	After Sale

	Northland Cable	Pro Forma		Pro Forma
	Television, Inc.	Adjustments		Combined

Revenues:
Service revenues	$60,507,984	$(3,319,853	)(1b)	$57,188,131

Expenses:
Cable system operations	20,950,091	(1,208,112	)(1b)	19,741,979
General and administrative	10,348,509	(663,428	)(1b)	9,685,081
Management fees paid to parent	3,002,889	(166,045	)(1b)	2,836,844
Depreciation and amortization	19,829,737	(924,534	)(1c)	18,905,203

Total operating expenses	54,131,226	(2,962,119)		51,169,107

Income from operations	6,376,758	(357,734)		6,019,024
Other income (expense):
Interest expense	(18,364,730)	1,719,198	(1d)	(16,645,532)
Other, net	(187,528)	—		(187,528)

	(18,552,258)	1,719,198		(16,833,060)

Net loss before cumulative effect of change in accounting principle	(12,175,500)	1,361,464		(10,814,036)

Extraordinary Item:
Loss on extinguishment of debt	(2,092,943)	—		(2,092,943)

Net Loss	$(14,268,443)	$1,361,464		$(12,906,979)

The accompanying notes are an integral part of these statements.

NORTHLAND CABLE TELEVISION, INC. AND SUBSIDIARY

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Unaudited)
SEPTEMBER 30, 2001

1. The pro forma financial statements show the adjustments for the disposition of certain operating assets and franchises to TCI Cable Partners of St. Louis, L.P. The adjustments reflect the sale as if such disposition had occurred on January 1, 2000 for income statement purposes. The pro forma adjustments for the above transactions are as follows:

(a)  The balance sheet as of September 30, 2001 reflects the sale of assets and reduction of the Company’s Senior Credit Facility.

(b)  To eliminate revenues and operating expenses for the system.

(c)  To eliminate depreciation and amortization for the system.

(d)  To eliminate interest expense for the reduction in indebtedness.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHLAND CABLE TELEVISION INC. AND SUBSIDIARY

Dated:	1/4/02	BY:	/s/	GARY JONES Gary S. Jones (President)

INDEX TO EXHIBITS

Exhibit		Sequentially
Number	Description	Numbered Page

10.25	Asset Purchase and Sale Agreement between Northland Cable Television, Inc. and TCI Cable Partners of St. Louis L.P.	1-46